UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  May 14, 2014

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling Virginia        20164
(Address of principal executive offices)     (Zip Code)

(703) 406-2800
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 14, 2014, Sutron Corporation (the “Company”) announced via press release the Company's results for its first quarter ended March 31, 2014. A copy of the Company's press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference thereto.  The information included in this Item 2.02 and the attached exhibit are provided under Item 2.02 of Form 8-K is being furnished and shall not be deemed filed with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 5.07 of Matters to a Vote of Security Holders.

On May 14, 2014, Sutron Corporation held its 2014 Annual Meeting of Stockholders.  The following proposals were adopted by the votes specified below.

1.	To elect five (5) directors for the next year:	For	Withheld		Broker Non-Votes
	Raul S. McQuivey	2,125,226	110,690		2,830,093
	John F. DePodesta	2,079,102	146,814		2,840,093
	Larry C. Linton	2,125,626	100,290		2,840,093
	Leland R. Phipps	2,125,626	100,290		2,840,093
	Ashish H. Raval	2,079,102	146,814		2,840,093

2.	To ratify the appointment of Yount, Hyde & Barbour as the Company's independent registered public accounting firm	For	Against	Abstain	Broker Non-Votes
	for fiscal year 2014	3,682,361	1,598	6,073	1,375,977

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 — Press release issued on May 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014	Sutron Corporation
(Registrant)

	By:	/s/ Glen E. Goold
Glen E. Goold
Chief Financial Officer and Secretary